Date of Issue: 03/07/08                     Expiry Date/Place: 03/16/09 / WICHITA, KS

Applicant:                                  Beneficiary:
ICM INC.                                    COMMERCE BANK, N.A.
P.O. BOX 397                                CLAYTON BANKING CENTER
COLWICH, KS 67030                           P.O. BOX 11573
                                            ST. LOUIS, MO 63105

               IRREVOCABLE STANDBY LETTER OF CREDIT NO. 08SBLC0345

1. INTRUST Bank, N.A. ("Bank") hereby establishes in your favor this irrevocable letter of credit (the "Letter of Credit"), at the request and for the account of
ICM, Inc., a Kansas corporation (the "Account Party"), relating to that certain promissory note dated as of March 7, 2008 (the "Promissory Note") between you and Southwest Iowa Renewable Energy, for an aggregate amount of Eight Million
Six Hundred Forty Thousand and 00/100 U.S. Dollars, ($8,640,000.00) (the
"Maximum Liability"), available with us for payment to you from time to time in connection with the Promissory Note, expiring at the close of business on March
16, 2009 (the "Expiration Date").

2. Capitalized terms not defined herein shall have the meanings set forth for such terms in the Promissory Note; provided, however, that the term "Business
Day" herein shall mean any weekday except a national holiday or a day on which banks in the State of Kansas are not required to be open.

3. Drawings hereunder may be made by you with respect to twenty-four percent
(24%) of the principal and accrued, unpaid interest due to you under the
Promissory Note on or before the close of the Business Day on March 16, 2009, by delivering or telecopying to Bank at INTRUST Bank, N.A., 105 N. Main St.,
Wichita, KS 67201 Attention: International Banking Dept., Telecopy Number
316-383-5731, your sight draft in the form of Annex A, accompanied by a duly completed certificate in the form of Annex B hereto, signed by one who states that he or she is a duly authorized officer of yours. If such sight draft and demand is presented to us at or prior to 12:00 p.m. (central time) on a Business
Day, and provided that such drawing and the documents presented in connection therewith strictly conform to the terms and conditions hereof payment thereof shall be made on or before the third Business Day following such sight draft.
Any sight draft received after 12:00 p.m. (central time) on a Business Day shall be deemed received on the following Business Day. Any drawing or certificate delivered by telecopier shall state your undertaking to cause the corresponding manually executed drawing and certificate to be physically delivered to us on the next succeeding Business Day. If any drawing made by you hereunder does not, in any instance, strictly conform on its face to the terms and conditions of this Letter of Credit, we shall give you prompt telephonic, telegraphic, telex or similar notice that the purported negotiation was not effected in accordance with the terms and conditions of this Letter of Credit; provided however, that any failure to give such notice shall not effect our rights and liabilities hereunder. Each payment hereunder shall be made by transferring the amount thereof in immediately available funds to you.

4. Each payment reducing the principal amount due under the Promissory Note shall, upon your receipt and acknowledgement of a certificate in the form of
Annex C attached hereto, reduce the Maximum Liability under this Letter of
Credit twenty-four percent (24%) of the amount of such payment.

5. This Letter of Credit is transferable in its entirety to any successor of yours. Transfer shall be effected by the presentation to us of this letter of
Credit accompanied by a certificate in substantially the form of Annex D attached hereto. Upon such presentation and payment we shall forthwith issue an irrevocable Letter of Credit to such transferee, with provisions therein consistent with this Letter of Credit for the then current available amount, in exchange for this letter of credit. This Letter of Credit may be transferred more than once.

6. Except as otherwise expressly stated herein, this Letter of Credit is subject to the International Standby Practices 1998, International Chamber of Commerce
Publication NO. 590 (the "ISP98".

7. This Letter of Credit shall be deemed to be a contract made under the laws of the State of Kansas, and shall, as to matters not governed by the ISP98, be governed by and construed in accordance with the laws of said State. Sincerely,

INTRUST Bank, N.A.

/s/ Dina M. Aaby
--------------------------------
Sr. Vice President

                                     ANNEX A
                                      DRAFT

                          Drawn under INTRUST Bank N.A.
                    Irrevocable Letter of Credit No. _______

$                                                                   , 200_
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AT SIGHT PAY TO THE ORDER OF COMMERCE BANK., N.A., ________________ DOLLARS

To:     INTRUST Bank, N.A.

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        COMMERCE BANK, N.A.

         By:
            --------------------------------
         Name:
              ------------------------------
         Title:
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                                     ANNEX C
                            CERTIFICATE FOR REDUCTION

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         Re:      Letter of Credit No.
                                       --------------

Ladies and Gentlemen:

     Pursuant to the above-described Letter of Credit (the "Letter of Credit"), you are hereby notified as to the following:

     1.   Maximum Liability under the Letter of Credit is hereby decreased by
          _____________________________________________ Dollars
          ($____________________).

     2.   After giving effect to the decrease described in paragraph 1 above, the Maximum Liability of the Letter of Credit shall be ____________
          Dollars ($___________________).

     3.   This Maximum Liability shall remain in effect, subject to reduction
          (i) for drawings under the Letter of Credit and (ii) pursuant to subsequent reduction certificates.

     All terms not defined herein shall have the meanings set forth in the
Letter of Credit.

     Dated as of this ____ day of _______________, 200__, which is the effective date of this notice.

                                        SOUTHWEST IOWA
ICM, INC.                               RENEWABLE ENERGY, LLC

By:                                     By:
   -----------------------------------    --------------------------------------
Title:                                  Title:
      --------------------------------       -----------------------------------

ACKNOWLEDGED:                           :

Commerce Bank, N.A.                     UMB BANK N.A.

By:                                     By:
   -----------------------------------    --------------------------------------
Title:                                  Title:
      --------------------------------       -----------------------------------

                                     ANNEX D
                             INSTRUCTION TO TRANSFER

                    ___________________________________, 20__

[Issuing Bank]

         Re:      Irrevocable Letter of Credit No. __________

Dear _______________:

     For value received, the undersigned beneficiary (the "Beneficiary") hereby irrevocably transfers to:

                                   (the "Transferee")
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(Name of Transferee)

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(Address)

all  rights of the  Beneficiary  to draw under the above  Letter of Credit  (the
"Letter of Credit").  The undersigned  hereby certifies that the Transferee is a successor  under that certain  Promissory  Note dated as of  __________,  by and among the Southwest  Iowa Renewable  Energy,  LLC, the  Beneficiary  and certain other parties.

         By this  transfer,  all  rights of the  Beneficiary  in such  Letter of
Credit are transferred to the Transferee and the Transferee shall hereafter have the sole rights as beneficiary thereof; provided,  however, that no rights shall be  deemed  to have been  transferred  to the  Transferee  until  such  transfer complies with the requirements of such Letter of Credit pertaining to transfers.

         The Letter of Credit is returned  herewith and in accordance  therewith we ask that this  transfer  be  effective  and that you issue a new  irrevocable letter of credit in favor of the Transferee with provisions  consistent with the
Letter of Credit.

         IN WITNESS  WHEREOF,  the  Beneficiary  has executed and delivered this
Certificate as of the ____ day of ________________, 20__.

SIGNATURE GUARANTEED BY:                Very truly yours,
                                        [BENEFICIARY]

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(Bank)
                                        By:
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(Authorized Signature and Title)        Title:
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